UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 26, 2017

Whole Foods Market, Inc.
(Exact Name of Registrant as Specified in Charter)

TEXAS	0-19797	74-1989366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

550 Bowie Street, Austin, Texas 78703
(Address of Principal Executive Offices) (Zip Code)

(512) 477-4455
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On July 26, 2017, the Company issued a press release announcing its results of operations for its third fiscal quarter ended July 2, 2017. A copy of the press release is furnished herewith as Exhibit 99.1.

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides information regarding Adjusted Diluted Earnings per Share (“EPS”), Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Free Cash Flow, Return on Invested Capital (“ROIC”) and Adjusted ROIC in the press release as additional information about its operating results. These measures are not in accordance with, or an alternative to, GAAP. The Company’s management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company as well as a component of incentive compensation. The Company defines Adjusted Diluted EPS as net income plus charges for advisory fees, store and facility closures and Mr. Robb’s separation agreement divided by the weighted average shares outstanding and potential additional common shares outstanding. The Company defines Free Cash Flow as net cash provided by operating activities less capital expenditures. The Company defines ROIC as net income less interest expense, net of tax (“ROIC earnings”) divided by average invested capital. Adjustments to ROIC earnings for the Adjusted ROIC calculation include charges related to advisory fees, Mr. Robb’s separation agreement, store and facility closures and asset impairments as well as the Q4 2015 restructuring charge. Invested capital reflects a trailing four-quarter average. The press release includes a tabular reconciliation of these non-GAAP financial measures to GAAP Diluted EPS and GAAP net income, which the Company believes to be the most directly comparable GAAP financial measures.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Item 2.02 or Exhibit 99.1 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated July 26, 2017, regarding third fiscal quarter results of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whole Foods Market, Inc.

Date: July 26, 2017	By:	/s/ Keith Manbeck
Keith Manbeck
Executive Vice President and Chief Financial Officer